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                                                                   Exhibit 10.10


                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made effective as of the 1st day of January 1998.

                                     AMONG:

         IT STAFFING LTD., a corporation incorporated and subsisting under the laws of the Province of Ontario (hereinafter called "IT")

                                      AND:

         JOHN IRWIN, an individual residing in the Town of Markham, in the Province of Ontario (hereinafter called the "Vendor")

                                      AND:

         INTERNATIONAL CAREER SPECIALISTS LTD., a corporation incorporated and subsisting under the laws of the Province of Ontario (hereinafter called "ICS").

                                     AREAS:

         The Vendor is the legal and beneficial owner of 100% of the issued and outstanding shares in capital stock of ICS.

         IT desires to acquire, on the terms and conditions as set forth below, 100% of the issued and outstanding shares in the capital stock of ICS.

         The Vendor desires to sell, on the terms and in the manner set forth below, 100% of the issued and outstanding shares in the capital stock of ICS.

         The Vendor, as a consequence of the payment of the purchase price will become a significant shareholder of IT.

         NOW THEREFORE THIS AGREEMENT STATES THAT in consideration of the premises set forth above, the mutual covenants and agreements and such other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  DEFINITIONS

         Capitalized terms defined in the Employment Agreement or the Share Option Agreement, and not otherwise defused in this Agreement, shall have the same meanings where used in this Agreement. Where used in this Agreement the following terms shall have the following meanings:

(a) "Affiliate" means any person, firm or corporation (excepting the IT) who, directly or indirectly through other corporations, or trusts, has any interest, other than by way of pledge, in any of the outstanding shares of IT and any firm or corporation controlled, directly or indirectly through other corporations, firm or trusts, by any one or more of such persons and any person who is related by blood relationship, marriage or adoption to any such person;

(b) "Closing Conditions" means, collectively, the IT Conditions and the Vendor Conditions;

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(c)      "Employment Agreement" means the Employment Agreement of even date herewith between ICS, as employer, and the Vendor, as employee, in the fortn attached as Schedule "A" hereto;

(d)      "Issue Date" means the date of completion of any Public Offering;

(e) "Public Offering" has the meaning ascribed thereto in the Share Option Agreement;

(f)      "Securities" means, collectively, the ICS Shares and the IT Shares;

(g) "Share Option Agreement" means the Share Option Agreement of even date herewith between the Vendor, as optionee, and IT, as optionor;

(h)      "Target Date" means the earliest of the following dates:

                                  July 29. 1999; and

                                  any date on which:

                  (A)      IT ceases to carry on its business; or

                  (B) IT makes a general assignment for the benefit of its creditors or a proposal under the Bankruptcy and Insolvency Act or is declared bankrupt or a receiver is appointed for IT and such appointment is not stayed within 10 business days thereof, or a proposal or plan of arrangement or restructuring under any applicable laws relating to bankruptcy and/or insolvency, or any similar laws is made by or for it; or

                  (C) an order is made, or an elective resolution is passed by IT, for the winding-up, liquidation or dissolution of IT.

2.       PURCRASE OF SHARES

         (a) Closing. Closing of the transactions contemplated under this Agreement shall occur at the offices of IT on May 15, 1998, or such later date as all the parties might agree in writing (the "Closing Date"), provided, however, that closing shall not in any event occur at any date later than May 26, 1998, after which date this Agreement shall (if closing has not occurred) be deemed tenti'mated and of no furdier force or effect and the Deposit deemed forfeited.

         (b)      Purchase Price, in aggregate, is $ 1,000,000 paid as follows:

                           (i) the aggregate purchase price for 50% of the issued and outstanding shares in the capital stock of ICS is $500,000 and is to be paid as follows:

                  (A) a non-refundable deposit (the "Deposit") in the sum of $30,000, by cheque;and

                  (B)      on closing, a further $470,000 by certified cheque.

                                       3 -
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           the aggregate price for 50% of the issued and outstanding
           shares in the capital stock of ICS is $5,500,000 and is to be paid and satisfied:

                  (A) by IT's issuing to the Vendor on the Closing Date, from treasury, 100,000 common shares in the capital stock of IT.

         (c) Delivery of share certification. On the Closing Date: the Vendor shall deliver to IT share certificates represent 100% of the issued and outstanding shares in ICS (the "ICS Shares"), duly endorsed in blank for transfer to IT; and IT shall deliver to the Vendor share certificates representing 100,000 common shares in the capital of IT (the "IT Shares"), duly authorized, issued and registered in IT's corporate minute books/ledgers in the name of the Vendor.

3.       SPECIAL RIGHTS OF VENDOR.

         At any time on or within 90 days following any Target Date, and if as at such date no Public Offering has been completed, the Vendor may at his option (exercised by written notice however to IT) exercise any one or more of the following rights, hereby granted to it:

         (a) to require IT to purchase from the Vendor all its IT Shares, in consideration of a purchase price of either (at the option of IT):

                     the return to the Vendor, free and clear of all encumbrances, charges or claims of any kind 50% of the ICS Shares originally purchased by IT from the Vendor pursuant to this Agreement; or

                      $100,000, paid by certified cheque;

         (b) to terminate his employment under the Employment Agreement and to require IT, and ICS to release and discharge the Vendor of any obligations on its part to be performed or observed under any of this Agreement, any Transaction Documents or any other agreements binding on it, existing otherwise by law based on any of the Vendor's employment, appointment as director or officer or otherwise, or its status at any relevant time as a fiduciary or as a holder or former holder of any shares in either IT or ICS, or otherwise applicable to the Vendor in any capacity whatsoever, to refrain from freely competing directly or indirectly, in any manner, with ICS or IT, or from soliciting third parties (including without limitation any customers or former customers of ICS), to the fullest extent as though the Vendor had never sold the ICS Shares to IT and the tmmactions contemplated under the Transaction Documents never occurred, and each of IT and ICS shall be deemed to have consented to such matters upon the date of delivery by the Vendor of any notice under this Section invoking this right; in such event, IT and ICS shall be deemed further to have consented to the Vendor's using thereafter in a competing business any business name or style at any time previously used by ICS, including without limitation the names "International Career Specialists Ltd." and "ICS", and if so requested by the Vendor, ICS and IT shall effect a change (non-continuing) to ICS's corporate name and any required business styles.

4.       FILING ELECTIONS.

         The Vendor and IT shall elect in prescribed form and manner to have the provisions of subsection 85(1) of the Income Tax Act (Canada) apply to the transfer of the ICS Shares, and shall deliver the same to Revenue Canada, Taxation within the time period prescribed under such Act.


                                      4 -
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         CONDUCT OF BUSINESS.

Interim Operation fom January I st, 1998 until the Target Date:

         (a) the Vendor and ICS shall conduct their respective businesses in the ordinary course, completely autonomously, and 'm a manner consistent with the Employment Agreement, and they shall not make any material change in the customary terms and conditions upon which they historically did business unless otherwise agreed in writing between IT and the Vendor, with the following exception:

That John Armstrong of ICS shall be offered a VP title within ICS, a role of increased responsibility, an annual bonus of one half of one per cent of the total Production (as such term is defmed in the Employment Agreement) of ICS, and stock options in IT equal to 50% of this annual bonus;and

         (b) the Vendor and ICS shall use their best efforts to preserve the business organization and goodwill of the suppliers, staff, customers and Business of ICS, provided that the Vendor's obligations in this regard shall be as set forth in the Employment Agreement.

6.                VENDOR COVENANTS.

The Vendor hereby covenants that

         (a) it shall not take any action or omission which will in any way delay or prevent the completion of this transaction on the Closing Date;

         (b) all bonuses (other dm any bonuses relating to Asset Proceeds, or Bonuses as defined in and payable to the Vendor under the Employment Agreement) are to be forgiven by ICS on closing,

         (c) it shall cause the owner of ICS's business premises (in respect of which ICS is currently in occupation) forthwith after execution and delivery of this Agreement to enter into a formal commercial lease (a "Premises Lease") with IT or with ICS. Said lease will have a 3 year term at rents of $5,000/month, which rent terms shall apply in respect of an periods of occupation prior to execution and delivery of such lease. Other Premises Lease terms shall be as settled between the parties, consistent otherwise with ICS's past use and occupation of the premises, and IT shall prepare and submit to the owner a draft document for this purpose within 10 days of the date of execution hereof;

         (d) ICS will be responsible for its' own share of professional fees relating to this acquisition; and

         (e) it shall keep all details of this Agreement strictly confidential.

7.                IT REPRESENTATIONS AND WARRANTIES.

         IT hereby represents to and in favour of the Vendor that the following statements are and will be true and correct on and as at the Closing Date:

         (a) IT is a corporation duly incorporated and organized and is a valid and subsisting corporation under the laws of Ontario and has all necessary corporate power and authority to carried on by it;

                                      5 -

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         (b)      IT has the power, full legal right and corporate authority to enter into, execute and deliver this Agreement, the Employment Agreement and the Share Option Agreement (collectively, the "Transaction Documents") and to do all acts and things and execute and deliver all documents and instruments as are required hereunder and thereunder to be done, observed or performed by it in accordance with the terms thereof;

         (c) IT has taken all necessary corporate action to authorize the creation, execution, delivery and performance of the Transaction Documents and none of the foregoing requires or will require the consent or approval of any person except such as has already been obtained and is in full force and effect nor is any such action in contravention of or in conflict with its charter or by-laws or resolutions of its directors or shareholders, the provisions of any statute or regulation or the terms and provisions of any mortgage, indenture, contract agreement, instrument, judgment, decree or order to which IT is a party or by which it or any of its properties or assets are or may become bound;

         (d) each of the Transaction Documents, constitutes a valid and legally binding obligation of IT enforceable against it in accordance with its terms;

         (e) the IT Shares have been duly and validly issued as fully paid and non-assessable shares by IT to the Vendor; forms of share certificates representing the IT Shares have been validly adopted by IT and the share certificates delivered to the Vendor have been validly executed and delivered under the corporate seal of IT by proper officers of IT duly authorized in that behalf;

         (g) the by-laws of IT as enacted by its board of directors are consistent in all material respects, and do not conflict in any material way with the provisions of the Transaction Documents;

         (h) attached as Schedule "C" hereto are true copies of IT's Articles of Incorporation (the "IT Articles"); and

         (i) IT is a Canadian-controlled private corporation, within the meaning of such term as referenced in Section 248 of the Income Tax Act (Canada).

8.                IT COVENANTS:

             IT hereby covenants that:

         (a) it will be responsible for its' own share of professional fees relating to this acquisition, which for this purpose shall include all accounting fees charged from and after April 15, 1998, by Nathan Feiner;

         (b) it will be responsible for filing all financial statements and applicable tax returns subsequent to the Closing Date;

         (c) no changes will be made to the commission structure of ICS's consultants or bank signing authorities before the Issue Date without the express written consent of the Vendor;

                                     6 -

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         (d)      no changes will be made to the time to time for ICS
                  consultant's commission payouts, between when the applicable cheque is received by ICS from the customer and when the ICS consultant's commission is paid, currently at a maximum of 72 hours;

         (e) it shall indemnify the Vendor from any clause, damages and legal actions that could occur after the Closing Date;

         (f) it shall keep all details of this Agreement strictly confidential;

         (g) it shall not, without the prior written consent of the Vendor cause or permit, at any time prior to the Issue Date:

         (h) any amendment to the IT Articles, other than any amendment made in anticipation of the Public Offering strictly to remove any private company restrictions and/or requirements for d'uector's consent to share transfers;

         (i) the taking by ICS of any proceedings with a view to the dissolution, winding-up or termination of the corporate existence of ICS;

         (j) the creation or assumption after the date hereof of any mortgage, pledge, charge or other encumbrance on or the creation of any security interest in any of the Excluded ICS Assets;

         (k) any material change in the undertaking of the business or operations of ICS;

         (l) the making by ICS of any agreements with any of the parties or any Affiliate of IT not in the ordinary course of business; or

         (m) the assumption by ICS of liability for the obligations of any third party other than IT.

9.       VENDOR REPRESENTATIONS AND WARRANTIES.

         The Vendor represents and warrants to and in favour of IT that the following statements are true and correct on and as of the Closing Date:

         (a) it has not been induced into entering into this Agreement by oral or written representation or promises except as to this Agreement or any other document referenced in this Agreement to which it is a party;

         (b) it is not now and will not be on Closing Date a non-resident as defined in the Income Tax Act (Canada);

         (c) there is no material information or knowledge which has been withheld from IT relating to ICS which, if known, would cause the purchaser to alter his decision to purchase the ICS Shares;

         (d) from November 1, 1997, other than the purchase and subsequent sale of the Pahn Harbor, Florida house, or other transactions, bonuses, dividends and/or divestitures by or on behalf of ICS referenced in this Agreement, there are no out of the ordinary transactions affecting ICS, including but not limited to, declaration or payment of dividends and payment of declared bonuses other dm a payment up to a maximum of $100,000 over

                                      7 -
                  and above the employment contract as a bonus payment;

         (e) IT is relying on the October 31st 1997 financial statements, copies of which are attached as Schedule "B" hereto; the Vendor is the beneficial owner of the ICS Shares with good and marketable title thereto, free and clear of any mortgage, charge, pledge, security interest lien, demand or other encumbrance whatsoever;

         (g) the Vendor has the right to sell and offer the ICS Shares free and clear of any mortgage, charge, pledge, security interest, lien, demand or other encumbrance whatsoever, all in accordance with the terms of this Agreement and no person, firm or corporation (other than the Purchaser) has any agreement or option for the purchase or acquisition of the ICS Shares from the Vendor;

         (h) the share certificates representing the ICS Shares were duly and validly issued by ICS, and have been validly executed and delivered under the corporate seal of ICS by proper officers of ICS duly authorized in that behalf; and the by-laws of ICS enacted by its board of directors are consistent in all material respects, and do not conflict in any material way with the provisions of the Transaction Documents.

10.      EXCLUDED ICS ASSETS.

IT acknowledges that with its consen@ ICS will, prior to the Closing Date dispose of (and pay out the net proceeds thereof ("Asset Proceeds") to the Vendor, by way of dividend or bonus) the following assets (collectively the "Excluded ICS Assets"):

         (a)      Florida (Pahn Harbor) property (the "Excluded Real Property");

         (b)      investment in 1242541 Ontario Ltd.;

         (c) ICS Stocks/Mutual fund investments with Midland Walwyn of $71,000 (approximate); and

         (d)      1993 Jeep Cherokee; and

         (e) pay out to the Vendor, by way of bonus or dividend up to $ 100,000 of cash in ICS's account.

These assets will not, in any event form part of this transaction, whether or not they have been disposed of as of the Closing Date, and the parties shall make appropriate adjustments in the event that any of same is not disposed of prior to the Closing Date. IT shall cause ICS to pay out to the Vendor by way of bonus any Asset Proceeds not rendered paid out or distributed prior to the Closing Date. Any Asset Proceeds received by ICS shall be held in escrow for the Vendor and shall be immediately thereupon paid over to the Vendor.

         IT CLOSING CONDITIONS.

         The obligations of the IT hereunder to Purchase the ICS Shares on the Closing Date is subject to compliance with the following conditions precedent (the "IT Conditions"), it being agreed that such conditions precedent are for the exclusive benefit of IT:

         (a) the representations and warranties of the Vendor contained in this Agreement or any other, Transaction Documents shall be true and correct on and as at the Closing Date;

         (b) all the Transaction Documents and other closing documents as are contemplated hereby or as are reasonable and appropriate in the circumstances shall have been executed and delivered by each of the parties thereto; and

         (c)      the Vendor shall have complied with its covenants hereunder.

12.      VENDOR CLOSING CONDITIONS.

         The obligations of the Vendor hereunder to sell the ICS Shares on the Closing Date is subject to compliance with the following conditions precedent (the "Vendor Conditions"), it being agreed that such conditions precedent are for the exclusive benefit of the Vendor:

         (a) the representations and warranties of IT contained in this Agreement or any other Transaction Documents shall be true and correct on and as at the Closing Date;

         (b) the IT Articles shall be in form and substance satisfactory to the Vendor, acting reasonably;

         (c) all the Transaction Documents and other closing documents as are contemplated hereby or as are reasonable and appropriate in the circumstances shall have been executed and delivered by each of the parties thereto;

         (d) in the event that the Excluded Real Property is not disposed of by ICS prior to the Closing Date, the Vendor and IT shall have entered into an arrangement satisfactory to both of them for the purchase of beneficial ownership of the Excluded Real Property from the Vendor; and

         (e)      IT shall have complied with its covenants hereunder.

13.      CONFIDENTIALITY.

         IT, ICS and the Vendor agree that any information obtained during examination of the fmancial records and/or other legal documentation is confidential and warrant that any such information will not be transmitted to anyone other than their respective advisors.

14.      SEVERABIILITY.

         If any term, representation or condition of this Agreement is determined invalid or to any extent unenforceable, that provision insofar as it related to that party or circumstances shall be deemed not to be included herein and the balance of this Agreement shall remain in full force and effect and continue to be binding upon the parties hereto.

15.      SECTIONS AND HEADINGS.

         The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and

Sections are to Articles and Sections of this Agreement.

16.      TIME PERIOD.

         Time shall be of the essence of this Agreement. When calculating the period of time within which or following which any act is to be done or step take, pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded.

17.      EXTENDED MEANINGS.

         Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

18.      CANADIAN DOLLARS.

         Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in Canadian dollars.

19.      NOTICES.

         Any notices required or permitted to be given hereunder shall be in writing and may be given by delivering same or sending same by facsimile addressed to:

                (a)        the Vendor at:   38 Shady Lane Crescent
                                    Itomhill, ON L3T 3W7
                                    Attention: Mr. John Irwin
                                    Facsimile No.: (905) 707-9941;

                (b)        IT at:   c/o Mr. Declan French
                                    IT Staffing Ltd.
                                    55 University Avenue, Suite 505
                                    Toronto, ON M5H 3L9
                                    Facsimile No.: (416) 364-2424;

                           with copy to ICS;     and

                (c)        ICS at:  c/o Mr. John Irwin
                                    International Career Specialists Ltd.
                                    1041 McNicoll Avenue
                                    Scarborough, ON M I W 3W6
                                    Facsimile No.: (416) 942-0341

                           with copy to IT.

         Any such notice if sent by facsimile shall be deemed to have been received by the addressee on the day following the day of which the notice was so sent. Any party to this Agreement may change its or his address for notice from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its or his changed address.

                                     10 -

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20.      FURTHER DOCUMENTS.

         Subject to the satisfaction of all Closing Conditions, this Agreement shall operate as a transfer, assignment and delivery by each transferor to each transferee of the Securities, as applicable, (effective on the Closing Date), but nevertheless each party hereto covenants with the others of them to execute all such further documents and perform such other acts as may be requisite or necessary to carry out the purpose and intent of this Agreement.

21.      SURVIVAL.

         Any representation, warranty or covenant contained in this Agreement made by a party hereto, and the rights of the Vendor under Section 3, shall survive the Closing Date and shall continue in full force and effect thereafter for a period of three years from the Closing Date except for the Vendor's representation and warranty in Section 9(f) which shall survive indefinitely.

22.      AMENDMENT.

         This Agreement may not be amended except by a written instrument signed by all the parties hereto.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the 19th day of May, 1998.


                                    International Career Specialists Ltd.

                                    /s/ John Irwin
                                    ---------------------------
                                    John Irwin


                                    IT Staffing Ltd.

                                    /s/ Declan French
                                    ---------------------------
                                    President

                                  SCHEDULE "A"

                              EMPLOYMENT AGREEMENT


            THIS AGREEMENT dated as of January 1,1998 by and between INTERNATIONAL CAREER SPECIALISTS LTD., a corporation incorporated under the laws of the Province of Ontario, (the "Company") and JOHN IRWIN, an individual residing in the Town of Markham in the Province of Ontario (the "Executive").

            FOR VALUE RECEIVED by each of the parties hereto, receipt and sufficiency of which is hereby acknowledged by each of them, it is hereby agreed as follows:

1. As from January 1, 1998 (the "Commencement Date") the Executive shall be employed by the Company under the terms of this agreement. This Agreement shall be conditional, and shall become effective, as of the Commencement Date, upon the completion of the purchase by IT STAFFING LTD. ("IT") of all the issued and outstanding shares in the capital of the Company under that certain Share Purchase Agreement dated as of January 1, 1998.

2. The Company shall employ the Executive and the Executive shall continue to hold office and serve the Company as President and Chief Executive Officer (the "Appointment"). The Executive shall during the course of his employment hereunder perform the duties and exercise the powers consistent with the Appointment, including the making (subject to the terms hereof) of all management decisions affecting generally the Company, and those specific matters which may from time to time be reasonably assigned to or vested in him by the Board of Directors of the Company (the "Board") and shall from time to time give to the Board all such information regarding such matters as it shall require and implement and apply the policy of the Company as set forth by the Board from time to time, provided that:

      (a) during the period from the Commencement Date to and including the date on which the shares in the capital of IT are listed on a recognized stock exchange or quoted on a national quotation system (a "Public Offering"), the Executive shall not without the consent of IT make any material change in the customary terms or conditions upon which the Company has historically (i.e., prior to its acquisition by IT) done business, and shall otherwise apply his reasonable best efforts (consistent otherwise with the nature of the Appointment) to preserve the business organization and the goodwill of the suppliers, staff, customers and business of the Company and to continue upon such terms and conditions to build such business; and

      (b) the Executive not, without obtaining the specific approval of the Board, do any of the following on behalf of the Company:

            (i)   incur any single capital expenditure exceeding $25,000;

            (ii)  hire any employee at a salary exceeding S75,000 per annum,

            (iii) open any new branch offices;

            (iv) make any material change in the undertaking of the business of the Company; or

            (v) enter into any agreements or other obligations with any person otherwise than in the ordinary course of the business of the Company.

3. The Appointment shall continue for a period of 3 years from the Commencement Date (the "Contract Period"), during which the Company shall not be entitled to terminate the Executive's employment except in accordance with and upon the occurrence of any of the events or causes specified in Section 9.

4.    (a)   The Company shall pay to the Executive during the continuance of his employment hereunder a salary at the rate of Cdn.$200,O0O per annum
            (the "Salary"), to accrue from day to day and be payable (by direct deposit to the Executive's designated bank account) in equal bi-weekly instalments in arrears on the last day of each bi-weckly period;

      (b)   the Company shall provide to the Executive:

            (i) an automobile and cellular phone allowance of Cdn.$1,000 per month; and

            (ii) a corporate American Express card, to be used by the Executive for business expenses;

      (c) the Company shall pay to the Executive a bonus (the "Bonus") of 2% of Production in each of the Company's fiscal quarters (a "Quarter"). The first payment date for purposes hereof shall be July 1,1998, in respect of the Quarter ending on June 30, 1998. "Production" for purposes of the Bonus, and in respect of any Quarter, shall mean the aggregate of the following amounts:

            (i) total full time placement fees (exclusive of GST), before tax, billed by the Company in such Quarter; and

            (ii) total spread, representing pre-tax profit to the Company, for such Quarter, in respect of all billable hours of contract placements and consulting fees;

            in each case as determined (such determination to be conclusive in the absence of manifest error) by the Company's accountants in accordance with generally accepted accounting principles, for each such Quarter, and within 7 days of the end of any such Quarter. The Executive's right to receive Bonus payments from the Company shall continue in full force and effect for a period of one full year after the date upon which his employment hereunder ceases, whether as the result of the expiry of the term hereof or his earlier resignation or termination, provided that such entitlement shall cease and determine upon his becoming employed by or otherwise directly or indirectly interested or concerned in any business, company or firm carrying on a business in the Province of Ontario or any other jurisdiction in which the Company may be carrying on business which is competitive with the business carried on by the Company (otherwise than through the Executive's holding or being beneficially interested in any class of securities in any company if such class of securities is listed on any recognized stock exchange and the Executive neither holds nor is beneficially interested in more than a total of ten per cent of all securities of that class); and

      (d) in order to induce him to enter into this Employment Agreement, the Company shall procure the granting to the Executive by IT, contemporaneously herewith, by IT of an option to acquire additional shares in the capital of IT, in the form attached as Schedule "A" hereto.

5. The Company shall also pay to the Executive (on production of such evidence as the Company may reasonably require) the amount of all hotel, travelling and other expenses reasonably and properly incurred by him in the discharge of his duties contemplated hereunder.

6. Subject to Section 9 and to the production of satisfactory evidence from a registered medical practitioner in respect of any period of absence in excess of 90 consecutive days, the Executive shall be paid in full during any period of absence from work due to sickness or injury.

7. The Executive shall be entitled to 6 weeks holiday with pay in every calendar year in addition to recognized public holidays. The entitlement to holiday (and on termination of employment to holiday pay in lieu of holiday) accrues pro rata throughout each calendar year of employment.

8     (a)   Subject to his rights under the Share Purchase Agreement of even date herewith between the Executive, as vendor and IT, as purchaser of shares in the Company (the "SPA"), the Executive shall not, either during the continuance of his employment hereunder, except so far as necessary in the performance of his duties or thereafter, without the consent in writing of the Board being first obtained, divulge to any person and shall use his best endeavours to prevent the publication or disclosure of any information concerning the business, accounts, finances, dealings, transactions or affairs of the Company which has or may come to his knowledge during the course of his employment hereunder or during any previous service with the Company; and

      (b) the Executive shall not, during the continuance of his employment directly or indirectly be interested or concerned in any business, company or firm carrying on a business in the Province of Ontario or any other jurisdiction in which the Company may, from to time, conduct business which is competitive with the business carried on by the Company or IT, provided that nothing herein contained shall prevent the Executive from being the holder of or from being beneficially interested in any class of securities in any company if such class of securities is listed on any recognized stock exchange and the Executive neither holds nor is beneficially interested in more than a total of ten per cent of all securities of that class.

9. The Executive's employment is guaranteed for the entirety of the Contract Period, without restrictions, provided however that is the Executive shall:

      (a)   die;

      (b) be adjudged or declared bankrupt or shall take advantage of any statute for the time being in force offering relief for insolvent debtors; or

      (c) become a person whose person or estate is liable to be dealt with under the law relating to mental health; or

      (d) otherwise become or be unable substantially to perform his duties hereunder by reason of ill-health, accident or otherwise for a period or periods aggregating at least 180 days in any period of 12 consecutive months;

than the Company may in any such case by written notice to the Executive (or his representative, as applicable) forthwith terminate his employment hereunder, but no notice under subsection (c) of this Section shall be given by the Company to the Executive after the expiration of three calendar months from the end of any such periods or periods aggregating at least 180 days.

10. Any notice in writing required or permitted to be given to the Executive hereunder shall be sufficiently given if delivered to him personally or if mailed by registered mail to the Executive's last home address of which the Company has notice. Any notice in writing required or permitted to be given to the Company hereunder shall be sufficiently given if delivered or mailed by registered mail to the Company at its head office c/o Mr. Declan French, IT Staffing Ltd., 55 University Avenue, Suite 505, Toronto, ON M5H 3L9. Any such notices mailed as aforesaid shall be deemed to have been received on the fifth business day following the date of the mailing. Any address for the giving of notices hereunder may be changed by notice in writing in the manner provided in this Section for the giving of notices.

11. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

12. This agreement shall ensure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representative of the Executive and the successors and assigns of the Company.

13. Other than the other agreements contemplated expressly herein, each of even date herewith (collectively, the "Transaction Agreements"), this agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between all or any of the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement or any of the Transaction Agreements.

            IN WITNESS WHEREOF this agreement has been executed by the parties hereto on the 1 day of May, 1998, effective as at the day and year first herein above set out.

SIGNED, SEALED AND DELIVERED               )
in the presence of:                        )
                                           )
/s/ [ILLEGIBLE]                            ) /s/ John Irwin
------------------------------------       ) -----------------------------------
Witness:                                   ) JOHN IRWIN

                                           INTERNATIONAL CAREER SPECIALISTS LTD.

                                           Per: /s/ John Irwin               c/s
                                                --------------------------------
                                           Name:
                                           Title: President

                                  SCHEDULE "A"

                             SHARE OPTION AGREEMENT

            THIS AGREEMENT dated as of January 1,1998, by and between IT STAFFING LTD., a corporation incorporated and subsisting under the laws of the Province of Ontario ("Optionor") and JOHN IRWIN, an individual residing in the Town of Markham, in the Province of Ontario (the "Optionee").

            WHEREAS the Optionor desires to grant to the Optionee an option to purchase Shares on the terms and conditions set out herein;

            AND WHEREAS the Optionee is as at the date of execution and delivery hereof the beneficial owner of 100,000 Shares (as the same may be changed from time to time by being classified or reclassified, subdivided, consolidated or converted into a different number of class or otherwise changed in any manner contemplated under Section 3.7 of this Agreement) (the "Existing Shares").

            NOW THEREFORE in consideration of the mutual promises contained herein and the payment of $1 by each party hereto to the other and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                           ARTICLE 1 - INTERPRETATION

1.1 Definitions: In this Agreement and the recitals hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

      (a) "Existing Shares Number" means the number of Existing Shares held at any material time by the Optionee, or that the Optionee would have held if it had retained at all times all the Existing Shares that comprised the 100,000 common shares in the capital of the Optionor originally issued to the Optionee;

      (b)   "Issue Date" means the date of completion of any Public Offering;

      (c) "Issue Price" means the initial price at which one Offered Share is offered by the Company pursuant to a Public Offering on the Issue Date;

      (d)   "Option" means the option granted to the Optionee under Section 2.1;

      (e) "Option Notice" means a notice indicating that the Optionee is exercising the Option in whole or in part;

      (f) "Option Price" means $1.00, as the aggregate purchase price for all the Optioned Shares;

      (g) "Offered Share" has the meaning ascribed thereto in the definition of Public Offering;

      (h) "Optioned Shares" means that number of Offered Shares, calculated as at the Issue Date and by reference to the Issue Price (regardless of their market value otherwise at any time, including without limitation the date of issuance of any Option Notice), that would provide a value for the Option equal to the amount calculated in accordance with the following formula: $500,000 - (Issue Prices Existing Shares Number) x 1.33;

      (i) "Public Offering" means a distribution of Shares (as the same may be changed from time to time by being classified or reclassified, subdivided, consolidated or converted into a different number or class or otherwise changed in any manner contemplated under Section 3.7) (each an "Offered Share") in respect of a listing on a recognized stock exchange or quotation on a national quotation system;

      (j) "Shares" means the common shares of the Optionor as currently constituted in accordance with its constating documents; and

      (k)   "Termination Date" means December 31, 2002.

1.2 Sections and Headings: The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3 Time Periods: When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded.

1.4 Extended Meanings: Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

1.5 Canadian Dollars: Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in Canadian dollars.

                               ARTICLE 2 - OPTION

2.1 The Optionor hereby grants to the Optionee the irrevocable option (the "Option") to purchase the Optioned Shares, at the Option Price, subject to the terms and provisions of this Agreement. Once a determination may be made as to the number of Optioned Shares hereunder (i.e., the time at which the Issue Price becomes known), the option to acquire same shall be deemed to have vested in the Optionee upon the execution and delivery of this Agreement, and it may thereafter be exercised in accordance with the terms hereof.

2.2 The Option may be exercised in whole or in part at any time and from time to time up to and including the Termination Date in respect of all (and not fewer than all) the Optioned Shares. The Option may be exercised by the Optionee's giving to the Optionor an Option Notice accompanied by a cheque or bank draft representing the Option Price in respect of the Optioned Shares.

2.3 The Optionor hereby represents and warrants (which representation and warranty shall survive without time limit that execution, delivery and performance of this Agreement, and shall continue in full force and effect) that all necessary corporate action has been taken to permit the Optioned Shares to be validly issued to the Optionee and recorded on the books of the Optionor in the name of the Optionee or its nominee upon exercise of the Option in whole or in part in accordance with the terms and conditions of this Agreement.

2.4 The Optionor will at all times prior to the Termination Date reserve and keep available such number of its Shares (or any reasonable estimate of such number as may be determined prior to the determination of the Issue Price) as will be sufficient to satisfy the requirements of this Agreement.

                              ARTICLE 3 - GENERAL

3.1 Amendments and Waivers: No modification, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

3.2 Severability: Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provision, Article, Section, subsection and the invalidity or unenforceability of any one or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not affect the validity or enforceability of the remaining covenants, provisions, Articles, Sections, subsections and subdivisions hereof.

3.3 Time of Essence: Time shall be of the essence in this Agreement.

3.4 Notice:

      (l) Any notice or other written communication required or permitted hereunder shall be in writing and:

            (i) delivered personally to the party or, if the party is a corporation, an officer of the party to whom it is directed;

            (ii) sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing the party sending such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, including the existence of an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or

            (iii) sent by facsimile or telex with all necessary charges fully prepaid, confirmation of delivery requested.

      (m) All such notices shall be addressed to the party to whom it is directed at the following addresses:

            If to the Optionee:
            38 Shady Lane Crescent
            Thornhill, ON L3T 3W7
            Attention: Mr. John Irwin
            Facsimile No.: (905) 707-9941;

            If to the Optionor
            c/o Mr. Declan French
            IT Staffing Ltd.
            55 University Avenue, Suite 505
            Toronto, ON M5H 3L9
            Facsimile No.: (416) 364-2424;

      (n) Any party may at any time change its address hereunder by giving notice of such change of address to the other party or parties in the manner specified in this section. Any such notice or other written communication shall, if mailed or given by telegram, be effective on the day it is first attempted to be delivered to such party at such address (whether or not such delivery takes place), and if given by personal delivery, shall be effective on the day of actual delivery.

3.5 Entire Agreement: Other than an Employment Agreement between the Optionee and International Career Specialists Ltd. ("ICS"), and a Share Purchase Agreement between the Optionee, the Optionor and ICS, and any other agreements contemplated expressly therein, each of even date herewith (collectively, the "Transaction Agreements"), this Agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between all or any of the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement, whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement or any of the Transaction Agreements.

3.6 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Except as hereinafter provided, neither of the parties hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party hereto. The Optionee may assign its rights hereunder to any person to whom it is permitted to transfer some or all of its Shares.

3.7 Subdivision or Consolidation of Shares: If the Shares (including without limitation the Existing Shares and any Offered Shares) are changed by way of being classified or reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise, or if the Optionor amalgamates, the type of security to be delivered to the Optionee upon exercise of the Option in whole or in part shall be adjusted accordingly, in all cases so that the Option Price shall not change and the Optionee shall receive the same number and type of securities as would have resulted from such change if the Optionor the remaining part thereof had been exercised before the date of the change.

3.8 Offerings: No Public Offering shall be made, without the prior written consent of the Optionee, of any shares of any series or class other than common shares in the capital of the Optionor, or otherwise of any series or class that does not include all the Existing Shares.

3.9 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

3.10 Execution: This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

            IN WITNESS WHEREOF the parties have executed this agreement.

SIGNED, SEALED AND DELIVERED               )
in the presence of:                        )
                                           )
/s/ [ILLEGIBLE]                            ) /s/ John Irwin
------------------------------------       ) -----------------------------------
Witness:                                   ) JOHN IRWIN

                                           IT STAFFING LTD.

                                           Per: /s/ Declan A. French         c/s
                                               ---------------------------------
                                           Name:  D. French
                                           Title: President

                                  SCHEDULE "B"

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                              FINANCIAL STATEMENTS

                                OCTOBER 31, 1997
                             WITH 1996 COMPARISONS

                        Unaudited - See Notice to Reader

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                                     INDEX

                                OCTOBER 31,1997

                                                                            Page

Notice to Reader                                                             1

Balance Sheet                                                                2

Statement of Retained Earnings                                               3

Statement of Income                                                          4

Notes to Financial Statements                                                5

           [LETTERHEAD OF NATHAN FEINER Certified General Accountant]

                                NOTICE TO READER

I have compiled the balance sheet of International Career Specialists Ltd. as at October 31, 1997 and the statements of income and retained earnings for the year then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy of such information. Readers are cautioned that these statements may not be appropriate for their purposes.

/s/ Nathan Feiner

Certified General Accountant

Toronto Canada

April 3,1998

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                                 BALANCE SHEET

                     OCTOBER 31, 1997 WITH 1996 COMPARISONS

                                                            1997           1996
                                                              $              $
                                     ASSETS
CURRENT
  Cash                                                     116,047        57,847
  Short term investments                                   124,562        39,655
  Accounts receivable                                      507,835       215,793
  Income taxes receivable                                       --         1,393
                                                           -------       -------
                                                           748,534       314,688

FIXED ASSETS (Note 1)                                       52,933        46,782

INVESTMENTS IN 1242541 ONTARIO INC                          87,500            --
                                                           -------       -------
                                                           888,967       361,470
                                                           =======       =======
                                  LIABILITIES
CURRENT
  Accounts payable and accrued liabilities                 503,803       225,106
  Accrued wages                                            149,000        90,000
  Income taxes payable                                      35,647            --
  Due to shareholder                                           363           102
                                                           -------       -------
                                                           688,813       315,208
                                                           -------       -------

                              SHAREHOLDER'S EQUITY
CAPITAL STOCK                                                    1             1

RETAINED EARNINGS                                          200,153        46,261
                                                           -------       -------
                                                           200,154        46,262
                                                           -------       -------
                                                           888,967       361,470
                                                           =======       =======

APPROVED ON BEHALF OF THE BOARD


-------------------------------
            Director

                           See the accompanying notes

                        Unaudited - See Notice to Reader

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                         STATEMENT OF RETAINED EARNINGS

                YEAR ENDED OCTOBER 31, 1997 WITH 1996 COMPARISONS

                                                          1997             1996
                                                           $                $

Balance, beginning of year                               46,261           17,782

  Net income                                            153,892           28,479
                                                        -------          -------

Balance, end of year                                    200,153           46,261
                                                        =======          =======

                           See the accompanying notes

                        Unaudited - See Notice to Reader

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                              STATEMENT OF INCOME

                YEAR ENDED OCTOBER 31, 1997 WITH 1996 COMPARISONS

                                                      1997              1996
                                                        $                 $
REVENUE
  Fees earned                                       4,722,474         1,944,980
                                                    ---------         ---------

EXPENSES
  Subcontract and commissions                       3,851,280         1,560,621
  Management salaries and fees                        457,000           190,000
  Office salaries and benefits                         63,114            37,918
  Rent                                                 52,389            51,031
  Telephone                                            18,789            16,062
  Advertising and promotion                            26,037            21,365
  Office and general                                   25,421             7,367
  Automobile and travel                                 9,291            19,230
  Professional fees                                     2,985             2,547
  Interest and bank charges                               594               384
  Depreciation and amortization                        18,594            11,269
                                                    ---------         ---------
                                                    4,525,494         1,917,794
  Less: sundry income                                  (2,059)          (10,400)
                                                    ---------         ---------
                                                    4,523,435         1,907,394
                                                    ---------         ---------

INCOME BEFORE INCOME TAXES                            199,039            37,586

  Income taxes                                         45,147             9,107
                                                    ---------         ---------

NET INCOME                                            153,892            28,479
                                                    =========         =========

                           See the accompanying notes

                        Unaudited - See Notice to Reader

                     INTERNATIONAL CAREER SPECIALISTS LTD.

                         NOTES TO FINANCIAL STATEMENTS

                     OCTOBER 31, 1997 WITH 1996 COMPARISONS

1. FIXED ASSETS                                         1997         1996
                                                         $            $

      Office furniture and equipment                   53,284       30,457
      Computer                                         20,081       18,162
      Vehicle                                          26,575       26,575
      Leasehold improvements                               --        8,144
                                                       ------       ------

                                                       99,940       83,338

      Less: Accumulated depreciation                   47,007       36,556
                                                       ------       ------

                                                       52,933       46,782
                                                       ======       ======

                        Unaudited - See Notice to Reader

                                                                              1.

                                   SCHEDULE "C"

     For Ministry Use Only                         Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                            1065259
                                                 -------------------------------

[LOGO]

        Ministry of                        Ministere de
        Consumer and                     la Consommation
    Commercial Relations                  et du Commerce
        CERTIFICATE                         CERTIFICAT

This is to certify that these     Ceci certifie que les presents
  articles are effective on        status entrent en vigueur le

           APRIL 15                           AVRIL, 1998
-----------------------------------------------------------------

                         /s/ [ILLEGIBLE]

                        Director/Directeur
    Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                              STATUTS MODIFICATION

   Form 3
  Business
Corporations
    Act

 Formule 3
Loi sur les
societe par
  actions

1. The name of the corporation is:

   Denomination sociale de la societe:

IT STAFFING LTD.

2. The name of the corporation is changed to (if applicable):

   Nouvelle denomination sociale de la societe (s'il y a lieu):

3. Date of incorporation/amalgamation:

   Date de la constitution ou de la fusion:

                               1994 February, 11
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:

   Les statuts de la societe sont modifies de la facon suivante.

      A. The authorized shares of the Corporation are amended by removing the maximum number of common shares that the Corporation is authorized to issue so that after giving effect to the foregoing, the Corporation is authorized to issue common shares in an unlimited number.

      B. Article 8 of the articles of the Corporation with respect to the issue, transfer or ownership of shares is amended by deleting the word "None" and substituting the following in its place:

            No share shall be transferred without either:

            (a) the consent of the directors expressed by resolution or by an instrument or instruments signed by a majority of the directors, which consent may be given either prior or subsequent to the time of transfer of such shares; or

                                                                              1A


            (b) the consent of the holders of more than 50% of the outstanding voting shares of the Corporation expressed by resolution or by an instrument or instruments signed by such holders, which consent may be given either prior or subsequent to the time of transfer of such shares.

      C. Article 9 of the articles of the Corporation with respect to other provisions is amended by deleting the word "Nil" and substituting the following in its place:

            (a) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as 1 shareholder.

            (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.

            (c) The Corporation shall be entitled to a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

            (d) The directors may, without authorization of the shareholders, hypothecate any property, moveable or immoveable, present or future, which the Corporation may own.

5. The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.

      La modification a ete dument autorisee conformement a l'article 168 et s'il y a lieu, a l'article 170 de la Loi sur les compagnies.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      La actionnaires ou les adminstrateurs (le cas echeant) de la compagnie ont approuve la resolution autorisant la modification

                                15th April, 1998
            --------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.

                                          IT STAFFING LTD.
                                          --------------------------------------
                                                  (Name of Corporation)
                                          (Denomination sociale de la compagnie)

                                  By/Par: /s/ [ILLEGIBLE]  director
                                          --------------------------------------
                                          (Signature)    (Description of Office)
                                          (Signature)    (Fonction)

                                                                              1.


     For Ministry Use Only                         Ontario Corporation Number
A l'usage exclusif du ministere                  Numero de la societe en Ontario

                                                            1065259
                                                 -------------------------------

[LOGO]

        Ministry of                        Ministere de
        Consumer and                     la Consommation
    Commercial Relations                  et du Commerce
        CERTIFICATE                         CERTIFICAT

This is to certify that these     Ceci certifie que les presents
  articles are effective on.       status entrent en vigueur le

FEBRUARY 20                                   FEVRIER, 1998

                         /s/ [ILLEGIBLE]

                        Director/Directeur
    Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                              STATUTS MODIFICATION

   Form 3
  Business
Corporations
    Act

 Formule 3
Loi sur les
societe par
  actions

1. The present name of the corporation is:

   Denomination sociale actuelle de la compagnie:

      DECLAN TECHNOLOGIES INC

2. The name of the corporation is changed to (if applicable):

   Nouvelle denomination sociale de la societe (s'iI y a lieu):

      IT STAFFING LTD.

3. Date of incorporation/amalgamation:

   Date de la constitution ou de la fusion:

                                11 February 1994
--------------------------------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

4. The articles of the corporation are amended as follows:

   Les statuts de la societe sont modifies de la facon suivante.

      Be it resolved that the name of the corporation be and is hereby changed from Declan Technologies Inc. to IT Staffing Ltd.

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.

      La modification a ete dument autorisee conformement a l'article 167 et s'il y a lieu, a l'article 169 de la Loi sur les compagnies.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

      Les actionnaires ou les adminstrateurs (le cas echeant) de la compagnie ont approuve la resolution autorisant la modification

                               15 FEBRUARY, 1996
--------------------------------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.

                                          DECLAN TECHNOLOGIES INC.
                                          --------------------------------------
                                                  (Name of Corporation)
                                          (Denomination sociale de la compagnie)

                                  By/Par: /s/ Declan A. French
                                          --------------------------------------
                                          (Signature)    (Description of Office)
                                          (Signature)    (Fonction)
                                          DECLAN A. FRENCH,  President

                                                                              1.


     For Ministry Use Only                         Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario

                                                            1065259
                                                 -------------------------------

                                             Trans   Line          Comp   Method
                                             Code    No     Stet   Type   Incorp
                                             |A|     |0|    |0|    |A|    |3|
                                             26      27     28     28     30

                                                     Notice
                                             Share   Req of   Jurisdiction
                                             |S|     |N|      |ONTARIO      |
                                             31      32       33            42

[LOGO]

        Ministry of                        Ministere de
        Consumer and                     la Consommation
    Commercial Relations                  et du Commerce
        CERTIFICATE                         CERTIFICAT

This is to certify that these     Ceci certifie que les presents
  articles are effective on.       statuts entrent en vigueur le

         FEBRUARY 11                            FEVRIER, 1998
------------------------------------------------------------------

                         /s/ [ILLEGIBLE]

                        Director/Directeur
    Business Corporations Act/Leu sur les societes par actions

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                              STATUTS MODIFICATION

   Form 1
  Business
Corporations
    Act

  Formule
 numero 1
   Loi
 sur les
compagnies

1. The name of the corporation is:

   Denomination sociale de la societe:

      DECLAN TECHNOLOGIES INC.

2. The address of the registered office is:

   Adresse du siege social:

      26 Wellington St. East, Suite 800
--------------------------------------------------------------------------------
    (Street & Number or R.R. Number & if Multi-Office Building give Room No.) (Rue et numero ou numero de la R.R. et [ILLEGIBLE] d'un edifice a bureau)
                               numero du bureau)

      city of Toronto                                              |M|5|E|1|S|2|
--------------------------------------------------------------------------------
                     (Name of Municipality or Post Office)         (Postal Code)
          (Nom de le municipalite ou du bureau de poste)           (Code Postal)

      city of Toronto                  in        Municipality of Metropolitan
------------------------------------          ----------------------------------
(Name of Municipality, Geographic               (County, District or Regional
           Township)                                     Municipality)
       (Nom de le municpalite       dans le/la        (Comte], district,
          du canton)                               municipalite regionale)

3. Number (or minimum and maximum number)     Nombre (ou nombres minimal et
   of directors is:                           maximal) d'adminisrateurs:

      Minimum 1
      Maximum 10

4. The first director(s) is/are:
   Premier(s) administrateur(s):

      First name, initials and last name
      Prenom, initiales et nom de famille
--------------------------------------------------------------------------------

      DECLAN A. FRENCH

      Residence address, giving Street & No. or R.R. no.,
      Municipality and Postal Code
      Adresse personnelle, y compris la rue et le numero, le
      numero de la R.R., le nom de la municipalite et le code
      postal
--------------------------------------------------------------------------------

      5410 TURNEY DRIVE
      MISSISSAUGA, ONTARIO
      L5M 4Y8

      Resident Canadian State Yes or No
      Resident Canadien Oui/Non
--------------------------------------------------------------------------------

      YES

5. Resolutions, if any, on business the corporation may carry on or on powers the corporation may exercise.

      Limites, s'il y lieu, imposees aux activities commerciales ou aux pouvoirs de la compagnie.

      NONE

6. The Classes and any maximum number of shares that the corporation is authorized to issue:

      Categories nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisee a emettre:

      100 COMMON SHARES

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

      Droits, privileges, resrictions et conditions, s'il y a lieu, rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categories d'actions qui peut etre emise en serie:

      NONE

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

      L'emission, le transfert ou la proprlete d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les sulvantes:

      NONE

9.    Other provisions, if any, are:

      Autres dispositions, s'il y a lieu:

      NIL

10.   The names and addresses of the incorporators are

      Nome et adresse des fondateurs

      First name, initials and last name or corporate name

      Prenom, initiale et nom de famile ou denomination sociale
--------------------------------------------------------------------------------

      DECLAN A. FRENCH

      Full residence address or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

      Adresse personnelle su complet adresse du siege social ou adresse de l'etablissement principal, y compris la rue et le numero, le numero de la R.R., le nom de la municipalite et le code postal
--------------------------------------------------------------------------------

      5410 TURNEY DRIVE
      MISSISSAUGA, ONTARIO
      L5M 4Y8

      These articles are signed in duplicate.

      Les presents statuts sont signes en double exemplaire.


--------------------------------------------------------------------------------
                           Signature of incorporators
                           (Signature des fondateurs)

/s/ Declan A. French

[LOGO] [ILLEGIBLE]      Registration                                      Form 2
                        under the Business Names Act - Corporations
                        Enregistrement                                 Formule 2
                        en virtu de la loi sure les noms commerciaux
                        (Personnes morales)

Print clearly in CAPITAL LETTERS / Ecrivez clairement en LET TRES MAJUSCULES

                                                              Page ___ of/de ___

                              --------------------------------------------------
1.    Registration Type       [ILLEGIBLE]
      Type d'enregistrement

      A.    New
            Nouvel
                              --------------------------------------------------

2.    Business or identification Name / Nom commercial ou d'identification

            IT STAFFING

3.    Mailing     Street Number / [ILLEGIBLE]        Street name / Nom de la rue
      Address
      Adresse     69 Yonge St                        Suite 1200
      Postale

                  City/town           Province       Country/Pays   Postal Code
                  /Ville                                           / Code Postal

                  Toronto             Ont.                         M5E 1K3

4.    Business address in Ontario
      Adresse commerciale en Ontario

      Street No./Rue               Street name /            Suite No.
      et numero                    Nom de la rue            [ILLEGIBLE]
          69                       Yonge St.                   1200


      City/town           Province/Provence            Postal Code
      Ville                                            / Code Postal

      Toronto             Ontario                      M5E 1K3

5.    Date of first use of Name                   Year/Month/Day   95-05-10
      Date de la premiere utilistion              Annee/Mois/Jour
      de la denomination

6. Give a Brief description of the ACTIVITY being carried out under the business/identification name.

      Resumez brievement le genre d'ACTIVITE exercee sous le nom commercial ou d'identification.

      Computer Contracting / Consulting & Placement

7.    Corporation Name / Personne morale

      DECLAN TECHNOLOGIES INC

8.    Ontario corporation number / Numero la personne morale de l'Ontario

      1065259

9. Jurisdiction in which the corporation was incorporated / La territoire de competence ou la personne morale a ete constitutee.

      Ontario

10. Address of Head or Registered Office of the corporation / Adresse du siege social ou bureau enregistre de la personne morale.

      Street No./Rue               Street name /            Suite No.
      et numero                    Nom de la rue            [ILLEGIBLE]
          69                       Yonge St.                   1200

      City                Province/Provence     Country       Postal Code
      [ILLEGIBLE]                               Pays          Code Postal

      Toronto             Ont.                  Canada         M5E 1K3

11.   Name of Signing Officer
      Nom du signataire

      Last Name                                 --------------------------------
      [ILLEGIBLE]       FRENCH                        MINISTRY USE ONLY -
                                                      RESERVE AU MINISTERE
      First Name
      [ILLEGIBLE]       DECLAN

      [ILLEGIBLE]
      [ILLEGIBLE]       ANTHONY                      BIN...: 951228659
                                                     NAME..: IT STAFFIN
12.   Signature of authorized signing officer        REGIN.: 1995-10-25
      Signature ou signaire autorise                 EXPIRE: 2000-10-24

      X     /s/ D A French
                                                --------------------------------

                       MINISTRY COPY / COPIE DU MINISTERE